EXHIBIT 10.5

THESE WARRANTS AND THE SHARES OF COMMON STOCK WHICH MAY BE ISSUED UPON THEIR EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED OR SOLD IN CONTRAVENTION OF THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS OR THE RESTRICTIONS CONTAINED IN THESE WARRANTS.


                     WARRANTS TO SUBSCRIBE FOR AND PURCHASE
                        25,000 SHARES OF COMMON STOCK OF
                     REGIONAL CAPITAL MANAGEMENT CORPORATION


      For value received, REGIONAL CAPITAL MANAGEMENT CORPORATION, a Florida corporation (the "COMPANY"), hereby grants to ______________ (the "HOLDER"), upon the terms and conditions contained herein, warrants (each, a "WARRANT") to subscribe for and purchase from the Company a total of Twenty Five Thousand (25,000) fully paid and non-assessable shares (collectively, the "SHARES") of the $0.001 par value per share common stock (the "COMMON STOCK") of the Company. Any and all capitalized terms used but not otherwise defined herein shall have the meaning ascribed thereto in that certain Private Placement Memorandum (the "MEMORANDUM") of the Company dated November 26, 1997.

      1. METHOD OF EXERCISE;  PAYMENT;   PRICE;   ISSUANCE   OF   NEW  WARRANT;
TRANSFER AND EXCHANGE. The Warrants may only be exercised by the Holder after the expiration of a one year period following the successful consummation of an initial public offering (the "OFFERING") under the Securities Act of 1933, as amended (the "SECURITIES ACT") by the Company of its Common Stock and prior to the Termination Date (as defined herein). The successful consummation of the Offering shall be deemed to occur when a closing (the "CLOSING") of such Offering is effected. The period beginning after the expiration of this one year period and ending on the Termination Date is called the "EXERCISE PERIOD." No assurances can be given that the Company will ever conduct or consummate such an initial public offering of Common Stock and therefore no assurances can be given that these Warrants will ever be exercisable. The exercise price of each Warrant (the "WARRANT PRICE") shall be equal to 120% of the final price per share at which the Common Stock is sold in the Offering. These Warrants may only be exercised in whole or in any parts by the surrender of this document, together with the exercise form attached hereto as Exhibit "A" (the "EXERCISE FORM") duly completed and signed, at the principal office of the Company, and by payment to the Company by certified or cashier's check or wire transfer of the Warrant Price. The Company agrees that any Shares so purchased shall be deemed to be issued to the Holder as the record owner of such Shares as of the close of business on the date on which the applicable Warrant or Warrants shall have been surrendered and payment made for such Shares shall have been made in accordance with the terms of this Section. In the event of any partial exercise of these Warrants, certificates for the Shares of Common Stock so purchased shall be delivered to the Holder within a reasonable time after exercise, and a replacement document shall be issued which shall reflect any Warrants then unexercised. None of these Warrants shall be transferable or assignable except as specifically provided herein.

      2. TERMINATION DATE. The Termination Date (the "TERMINATION DATE") for all unexercised Warrants shall be the fifth anniversary of the Closing. Any Warrants not exercised as of the close of business on the Termination Date shall expire and be terminated, and the holders of any such Warrants shall not have any remaining rights in connection with any Warrants, any Shares or the Company.

      3. STOCK FULLY PAID; RESERVATION OF SHARES. The Company covenants and agrees that all Shares shall, upon issuance pursuant to the exercise of any Warrants and payment of the Warrant Price, be fully paid and nonassessable and free from all liens and encumbrances. The Company further covenants and agrees that during the period within which any Warrant may be exercised, the Company shall at all times have authorized and reserved, for the purpose of the issuance upon exercise of any such Warrants, at least the maximum number of Shares as are issuable upon the exercise of all unexercised Warrants.

      4. CERTAIN ACTIONS PROHIBITED. The Company will not, by amendment of its charter or through any reorganization, transfer of assets, consolidated, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the holder of this Warrant in order to protect the exercise privilege of the holder of this Warrant against dilution or other impairment, consistent with the tenor and purpose of this Warrant. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Warrant Price then in effect, and (ii) will take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

      5. ADJUSTMENTS TO WARRANT PRICE AND NUMBER OF SHARES. The Warrant Price and the number of Shares shall be subject to adjustment from time to time as provided in this Section 5.

          (a) SUBDIVISION OR COMBINATION OF COMMON STOCK. If the Company subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a greater number of shares, then, after the record date for effecting such subdivision, the Warrant Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a smaller number of shares, then, after the date of record for effecting such combination, the Warrant Price in effect immediately prior to such combination will be proportionately increased.

          (b) CONSOLIDATION, MERGER OR SALE. In case of any consolidation of the Company with, or merger of the Company into, any other corporation, or in case of any sale or conveyance of all or substantially all of the assets of the Company other than in connection with a plan of complete liquidation of the Company, then as a condition of such consolidation, merger or sale or conveyance, adequate provision will be made whereby the holder of this Warrant will have the right to acquire and receive upon exercise of this Warrant, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon exercise of this Warrant. The Company


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

will not effect any consolidation, merger or sale or conveyance unless prior to the consummation thereof, the successor corporation (if other than the Company) assumes by written instrument the obligations under this Section 5 and the obligations to deliver to the holder of this Warrant such shares of stock, securities or assets as, in accordance with the foregoing provisions, the holder may be entitled to acquire.

          (c) ADJUSTMENT IN NUMBER OF SHARES. Upon each adjustment of the Warrant Price pursuant to the provisions of this Section 5, the number of shares of Common Stock issuable upon exercise of this Warrant shall be adjusted by multiplying a number equal to the Warrant Price in effect immediately prior to such adjustment by the number of shares of Common Stock issued upon exercise of this Warrant and dividing the product so obtained by the adjusted Warrant Price.

          (d) MINIMUM ADJUSTMENT OF WARRANT PRICE. No adjustment of the Warrant Price shall be made in an amount of less than 1% of the Warrant Price in effect at the time such adjustment is otherwise required to be made, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustments so carried forward, shall amount to not less than 1% of such Warrant Price.

          (e) FRACTIONAL WARRANT PRICE. In the event that any adjustment of the Warrant Price required herein results in a fraction of a cent, then the Warrant Price shall be rounded up to the nearest cent.

          (f) FRACTIONAL SHARES. No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but the Company shall pay a cash adjustment in respect of any fractional share which would otherwise be issuable in an amount equal to the same fraction of the fair market value of a share of Common Stock on the date of such exercise.

          (g) NOTICE OF ADJUSTMENT. Upon the occurrence of any event which requires any adjustment of the Warrant Price, then, and in each such case, the Company shall give notice thereof to the holder of this Warrant, which notice shall state the Warrant Price resulting form such adjustment and the increase or decrease in the number of Shares purchasable at such price upon exercise, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Such calculation shall be certified by the chief financial officer of the Company.

          (h) OTHER NOTICES. If at any time during the Exercise Period:

              (i) the Company shall declare any dividend upon the Common Stock payable in shares of stock of any class or make any other distribution (other than dividends or distributions payable in cash out of retained earnings consistent with the Company's past practices with respect to declaring dividends and making distributions) to the holders of the Common Stock;

              (ii) there shall be any capital reorganization of the Company, or reclassification of the Common Stock, or consolidation or merger of the Company with or into, or sale of all or substantially all of its assets to, another corporation or entity; or

              (iii) the Company shall offer for subscription pro rata to the holders of the Common Stock any additional shares of stock of any class or other rights;

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

              (iv) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then,  in each such case,  the Company  shall give to the holder of this Warrant
(a) notice of the date on which the books of the Company shall close or a record shall be taken for determining the holders of Common Stock entitled to receive any such dividend, distribution, or subscription rights or for determining the holders of Common Stock entitled to vote in respect of any such reorganization, reclassification, consolidation, merger, sale dissolution, liquidation or winding-up and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale dissolution, liquidation or winding-up, notice of the date (or, if not then known, a reasonable approximation thereof by the Company) when the same shall take place. Such notice shall also specify the date on which the holders of Common Stock shall be entitled to receive such dividend, distribution, or subscription rights or to exchange their Common Stock for stock or other securities or property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up, as the case may be. Such notice shall be given at least 30 days prior to the record date or the date on which the Company's books are closed in respect thereto. Failure to give any such notice or any defect therein shall not affect the validity of the proceedings referred to in clauses (i), (ii) (iii) and (iv) above.

      6. ISSUE TAX. The issuance of certificates for Shares upon the exercise of any Warrant shall be made without charge to the holder of this Warrant or such shares for any issuance tax or other costs in respect thereof, PROVIDED that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than the holder of a Warrant.

      7.  TRANSFER, EXCHANGE, REDEMPTION AND REPLACEMENT OF WARRANT.

          (a) RESTRICTION ON TRANSFER. This Warrant and the Shares issued upon its exercise are transferable, in whole or in part, upon surrender of this Warrant. Until due presentment for registration of transfer on the books of the Company, the Company may treat the registered holder hereof as the owner and holder hereof for all purposes, and the Company shall not be affected by any notice to the contrary. Notwithstanding any other provision hereof, any transfers of any Warrants must be made in compliance with all applicable state and Federal laws and regulations, including, without limitation, securities laws and regulations.

          (b) WARRANT EXCHANGEABLE FOR DIFFERENT DENOMINATIONS. This Warrant is exchangeable, upon the surrender hereof by the holder hereof at the office of the Company referred to in Section 10 below, for new Warrants of like tenor of different denominations representing in the aggregate the right to purchase the number of shares of Common Stock which may be purchased hereunder. Each of such new Warrants shall represent the right to purchase such number of shares as shall be designated by the holder hereof at the time of such surrender.

          (c) REDEMPTION OF WARRANTS. The Company may, but shall not be required to, redeem any of the outstanding Warrants upon thirty (30) days prior written notice to the Holder provided that the closing bid quotations of the Common Stock shall have averaged at least 150% of the then effective Warrant Price for a period of any twenty (20) consecutive trading days ending on the third day


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

prior to the day on which the Company gives notice to the Holder of its intent to effect any such redemption. The Company may, in its sole discretion, redeem any percentage of the outstanding Warrants in any such redemption. The redemption price for any such redemption shall be $0.10 per Warrant redeemed.

          (d) REPLACEMENT OF WARRANTS. The Holder may elect, by written notice to the Company, to exchange this Warrant for a warrant (the "REPLACEMENT
WARRANT") in a form substantially similar to the warrants issued in the Offering. Any such Replacement Warrant shall contain terms and conditions which are substantially similar to those contained in this Warrant.

      8. NO SHAREHOLDER RIGHTS. The Warrants shall not entitle the Holder to any rights as a shareholder of the Company, including, without limitation, any voting rights or the right to receive any dividends.

      9. GENDER AND NUMBER. As used herein, the use of any of the masculine, feminine, or neuter gender and the use of singular or plural numbers shall include any of all of the other, wherever and whenever appropriate in the context.

      10. NOTICES. Except as otherwise provided herein, any notice pursuant to the Warrants by the Company or the Holder shall be in writing and shall be given by hand delivery or recognized overnight delivery service (a) if to the Company, to 1635 D Royal Palm Drive, Gulfport, Florida 33707, Attention: Thomas H. Minkoff, and (b) if to the Holder, to the address specified below, or to such other address as may be changed from time to time on the books of the Company by written notice. Any such notice shall be effective when delivered. Each party hereto may from time to time change the address to which notices to it are to be delivered hereunder by notice in writing to the other party.

      11. BENEFITS. Nothing herein shall be construed to give to any person or entity other than the Company and the Holder any legal or equitable right, remedy, or claim hereunder, and all Warrants shall be for the sole and exclusive benefit of the Company and the Holder.

      12. APPLICABLE LAW; VENUE. This Warrant shall for all purposes be construed and interpreted in accordance with the laws of the State of Florida, without regard to any conflict of law rule or principle that would give effect to the laws of another jurisdiction. Any suit, action or other proceeding brought in connection with this Warrant shall be brought in the applicable state or Federal courts in Hillsborough County, Florida, and the Holder by its execution hereof hereby waives any objection that it may have to such venue, including, without limitation, an assertion that such venue is an inconvenient forum.

      13. NO REGISTRATION RIGHTS. By its execution hereof the Holder hereby agrees and acknowledges that the Company has no obligation of any kind to register this Warrant or the Shares to be issued pursuant to an exercise of this Warrant under the Securities Act, the Securities Exchange Act of 1934, as amended, or any state securities laws or regulations.

      14. ACCREDITED INVESTOR STATUS. The Holder hereby confirms, restates and ratifies (a) its accredited investor status as set forth in the Subscription Agreement executed by the Holder in connection with the private placement
offering   in  which  this   Warrant  was   purchased,   and  (b)  any  and  all
representations  and  warranties  made  to  the  Company  in  that  Subscription
Agreement.

Date:  March 1, 1998
                                    REGIONAL CAPITAL MANAGEMENT CORPORATION


                                    By: ______________________________________
                                           Thomas H. Minkoff, President
AGREED TO AND ACCEPTED:

By:____________________________

Print Holder's
Name(s):_________________________

Print Holder's
Address:_________________________

Date:____________________________




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



                                   EXHIBIT A

                                 EXERCISE FORM

                         (To be Executed by the Holder
                      to Exercise the Rights to Purchase
                    Common Shares Evidenced by the Warrant)



Regional Capital Management Corporation
1635D Royal Palm Drive
Gulfport, Florida 33707


      The undersigned hereby irrevocably subscribes for __________ shares of Common Stock pursuant to and in accordance with the terms and conditions of that certain Warrant dated ___________, 1998, and herewith makes payment of $__________ therefor, and requests that (a) a certificate for such shares and
(b) if applicable, a replacement Warrant document reflecting any unexercised Warrants, be issued in the name(s) of the undersigned and be delivered to the undersigned at the address stated below.


                                          ------------------------------------

                                          Name(s):_____________________________



Dated:  ______________________